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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 29, 1998



                          NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                 1-983                                     25-0687210
        (Commission File Number)               (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                    46545-3440
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:        219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on April 29, 1998 announcing first quarter 1998 results, quarterly common stock dividend and Board of Director approval for construction of a new coating line. A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1  Press release dated April 29, 1998.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date:  April 30, 1998            By: /s/John A. Maczuzak
                                     -------------------
                                     John A. Maczuzak
                                     President and Chief Operating Officer